SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) FEBRUARY 9, 1998

                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                        1-9580                     76-0289495
(State of other jurisdiction   (Commission File Number)        (IRS Employer
incorporation)                                               Identification No.)

          7135 ARDMORE HOUSTON, TEXAS                        77054
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (713) 747-1025

         (Former name or former address, if changed since last report.)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial Statements for Acquired Companies

                 At this time, it is impracticable to provide the required financial statements for Philform, Inc. Therefore, the required financial statements will be filed as soon as they are available and in any event within seventy-five days after the consummation of the acquisition.

           (b)   Proforma Financial Information

                 At this time, it is impracticable to provide the required pro forma financial information for Philform, Inc. Therefore, the required pro forma financial information will be filed as soon as they are available and in any event within seventy-five days after the consummation of the acquisition.

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                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                    INDUSTRIAL HOLDINGS, INC.

                                    By:   /s/CHRISTINE A. SMITH
                                             CHIEF FINANCIAL OFFICER

Date: February 20, 1998

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